Exhibit 10.7

FORM OF ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

(                         Unit)

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, Chaparral CO2, L.L.C., whose address is 701 Cedar Lake Boulevard, Oklahoma City, Oklahoma 73114, hereinafter referred to as “Assignor”, for and in consideration of the sum of Ten Dollars ($10.00), the receipt and sufficiency of which is hereby acknowledged, does hereby grant, bargain, sell, convey, transfer, set over, deliver and assign unto James M. Miller and Marie A. Miller, as joint tenants with right of survivorship, with a mailing address of                                                      , hereinafter together referred to as “Assignee”, an overriding royalty interest, hereinafter referred to as the “ORRI”, equal to a total 0.00500 net revenue interest, in and to the oil, gas, casinghead gas, condensate, and other liquid hydrocarbons produced, saved and sold from the                         Unit, specifically limited therein to the                 formation, described in that certain                 (the “Unit”). The Unit is comprised of the lands described on Exhibit A, attached hereto and made a part hereof. The ORRI assigned herein shall burden the interest of Assignor in the respective oil and gas leases owned by Assignor in the Unit. Notwithstanding the fact that Exhibit “A” describes all of the lands comprised of the Unit, this Assignment should not be construed as asserting any claim to any oil and gas leases in which Assignor does not own an interest of record.

In the event that James M. Miller terminates his employment with Chaparral Energy, L.L.C. or its successor for any reason between any of the following dates, the portion of the ORRI set forth opposite such dates will automatically revert to Assignor:

If such Employment terminates between:	The following portion of the ORRI will revert to Assignor:

July 1, 2000 and June 30, 2002	100%
July 1, 2002 and June 30, 2004	80%
July 1, 2004 and June 30, 2005	60%
July 1, 2005 and June 30, 2006	40%
July 1, 2006 and June 30, 2007	20%
On or after July 1, 2007	0%

Any portion of the ORRI which reverts to Assignor pursuant to the foregoing shall merge into Assignor’s Working Interest in the Unit. Notwithstanding the foregoing, in the event of the death of James M. Miller, or in the event that Chaparral Energy, L.L.C. or its successor terminates James M. Miller’s employment with the company for any reason, or in the event of the sale of Chaparral CO2, L.L.C.’s interest in the Unit, or the merger of Chaparral Energy, L.L.C. into another entity in which Chaparral is not the surviving entity, or the sale of Chaparral Energy, L.LC. prior to July 1, 2007, the total ORRI assigned herein shall be owned by Assignee without the possibility of reverter hereunder.

The ORRI shall be free of all development, production and operating expenses, but shall be chargeable with its proportionate part of all gross production taxes and other taxes properly assessable thereto, and shall be chargeable with its proportionate part of any post production costs, including, but not limited to, compression, dehydration, gathering, transportation, and treating costs.

This Assignment is made without warranty or representation of title, whether express, implied, statutory or otherwise. This Assignment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns, personal representatives, administrators, executors and devisees.

IN WITNESS WHEREOF, this instrument has been executed this                     day of                         , but shall be effective for all purposes as of the                      day of                         .

ASSIGNOR Chaparral CO2, L.L.C.

By: Mark A. Fischer Its: Manager

ASSIGNEE

James M. Miller

Marie A. Miller

State of OKLAHOMA	)
	)	ss.
County of OKLAHOMA	)

This instrument was acknowledged before me this                  day of                          2005, by Mark A. Fischer, Manager of Chaparral CO2, L.L.C.

My commission expires:	Notary Public
Commission No.

State of OKLAHOMA	)
	)	ss.
County of OKLAHOMA	)

This instrument was acknowledged before me this                  day of                          2005, by James M. Miller.

My commission expires:	Notary Public
Commission No.

State of OKLAHOMA	)
	)	ss.
County of OKLAHOMA	)

This instrument was acknowledged before me this                  day of                          2005, by Marie A. Miller.

My commission expires:	Notary Public
Commission No.

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